Exhibit 10.17


                                  AMENDMENT TO

                                OPTION AGREEMENT

         THIS AMENDMENT TO OPTION AGREEMENT (this "Amendment") is made and entered into as of the 10th day of December, 1999, by and between RS INVESTMENTS/STONEBRIDGE, LLC, a Colorado limited liability company ("Seller"), and THE GENESEE COMPANY, a Colorado corporation ("Purchaser").

                                    Recitals

         A. Seller and Purchaser have heretofore entered into that certain Option Agreement dated as of December 1, 1999 (the "Contract"), relating to the purchase and sale of certain real property in the County of Jefferson, State of Colorado, more particularly described therein (the "Property") which is comprised of 83 residential lots.

         B. Initially capitalized terms used herein and defined in the Contract shall have the definitions contained in the Contract, unless otherwise defined herein.

         A. The Property, along with certain other real property owned by Seller, is subject to that certain Deed of Trust dated as of December 3, 1998, executed by Seller for the benefit of Johnson Eagle Ridge, LLC ("Johnson"), recorded in the real property records of Jefferson County, Colorado on December 7, 1998 as Reception No. F0751540 (the "Johnson Deed of Trust"), securing payment of that certain Promissory Note in the original principal amount of $464,000, dated December 3, 1998 executed by Seller and payable to Johnson (the "Johnson Note").

         C. Seller and Purchaser now desire to amend the Contract to modify certain terms and provisions of the Contract as set forth below.

                                    Amendment

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements set forth herein, Seller and Purchaser hereby agree as follows:

         1. Johnson Loan. Seller and Purchaser agree that the Johnson Deed of Trust shall be a Permitted Exception, and that Purchaser shall take title to the Property subject to the Johnson Deed of Trust without abatement of the Purchase Price, subject to the terms and conditions set forth herein.

         2. Release from Johnson Deed of Trust. Except as set forth in this Amendment, Purchaser agrees that it shall be responsible for, and shall pay to Johnson when due, the $2,000 per lot release price under the Johnson Deed of Trust (the "Release Price") for each of the lots within the Property which it acquires under the Contract.
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         3. Indemnity. Except as set forth in this Amendment, Seller and
Purchaser each agree to indemnify the other against any costs, expenses, losses, claims, suits of damages, including reasonable attorneys' fees and costs, arising out of or resulting from the indemnifying party's breach of any of the terms or conditions of the Johnson Deed of Trust or the Johnson Note, including any such breach which results in the acceleration of the obligations payable thereunder.

         4. Effect of Amendment. Except as amended by this Amendment, the terms and provision of the Contract shall remain in full force and effect.

         5. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed a duplicate original.

         6. Facsimile Signatures. Facsimile copies of any party's signature hereon shall be deemed an original for all purposes.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first set forth above.

                                            SELLER:


                                            RS INVESTMENTS/STONEBRIDGE, LLC, a
                                            Colorado limited liability company


                                            By:
                                                --------------------------------
                                                Robert R. Short, Manager


                                            PURCHASER:


                                            THE GENESEE COMPANY, a Colorado
                                            corporation


                                            By:
                                                --------------------------------
                                                Terry T. Kyger, Vice President

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